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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               Form 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):September 10, 1996



                    CHASE MANHATTAN BANK USA, N.A.
          (Exact Name of registrant specified in its charter)


United States                 333-07575                      11-2741948
(State or other               (Commission File               (I.R.S. employer
Jurisdiction of               Number)                        Identification No.)
Incorporation)

                        200 Jericho Quadrangle
                        Jericho, New York 11753
               (Address of principal executive offices)
             Registrant's telephone number: (302) 575-5033


                                  AND


                    CHASE MANHATTAN BANK USA, N.A.
          (Exact Name of registrant specified in its charter)


United States                333-07575                   22-2382028
(State or other              (Commission File            (I.R.S. employer
Jurisdiction of              Number)                     Identification No.)
Incorporation)


                          802 Delaware Avenue
                      Wilmington, Delaware 19801
               (Address of principal executive offices)
             Registrant's telephone number: (302) 575-5033

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Item 5.           Other Events

                  On September 10, 1996, the Underwriting Agreement dated September 10, 1996, between Chase Manhattan Bank USA, N.A., as Seller and Servicer, and Chase Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

                  On September 18, 1996, the Pooling and Servicing Agreement dated as of September 1, 1996, between Chase Manhattan Bank USA, N.A., as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Collateral Agent, was executed and entered into by the parties thereto.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibits

1.1(A)(1)         Underwriting Agreement (Certificates only)
                  dated September 10, 1996.

4.1(A)(1)         Pooling and Servicing Agreement (Certificates
                  only) dated as of September 1, 1996.




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                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHASE MANHATTAN BANK USA, N.A.
                                                     (Registrant)


                                             By: /s/ Keith Schuck
                                                 ------------------------
                                                 Name: Keith Schuck
                                                 Title: Controller


Date:  September 24, 1996


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                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CHASE MANHATTAN BANK USA, N.A.
                                                      (Registrant)


                                             By: /s/ Anthony Langan
                                                 ----------------------------
                                                 Name: Anthony Langan
                                                 Title: Vice President


Date:  September 24, 1996


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                           INDEX TO EXHIBITS




Exhibit                      Exhibit                              Sequentially
Number                                                            Numbered Pages

1.1(A)(1)                    Underwriting Agreement                     7
                             (Certificates only) dated
                             September 10, 1996.

4.1(A)(1)                    Pooling and Servicing Agreement           28
                             (Certificates only) dated as of
                             September 1, 1996.